UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2022

Haymaker Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Madison Avenue, Floor 5 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	HYACU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	HYAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	HYACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2022, Haymaker Acquisition Corp. III, a Delaware corporation (the “Company”), held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 30,043,046 (75.7%) of the Company’s issued and outstanding shares of common stock held of record as of April 27, 2022, the record date for the Special Meeting, were present either in person (including by virtual presence online at the Special Meeting) or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved and is described in more detail in the Company’s definitive proxy statement (the “Definitive Proxy Statement”) filed with the Securities and Exchange commission (the “SEC”) on May 5, 2022. The final vote tabulation for each proposal is set forth below.

1.

Business Combination Proposal. The stockholders approved the Business Combination Agreement, dated as of December 13, 2021 (as amended, the “Business Combination Agreement”), by and among the Company, Haymaker Sponsor III LLC, a Delaware limited liability company, BioTE Holdings, LLC, a Nevada limited liability company (“Biote”), BioTE Management, LLC, a Nevada limited liability company, Dr. Gary Donovitz, in his individual capacity, and Teresa S. Weber, in her capacity as the members’ representative, and the other transactions contemplated thereby (the “Business Combination”). The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,309,471	1,422,320	311,255	0

2.

Nasdaq Proposal: The stockholders approved, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 20% of the Company’s issued and outstanding common stock (i) pursuant to the terms of the Business Combination Agreement and (ii) upon the redemption of the Retained Biote Units (as defined in the Definitive Proxy Statement) pursuant to the terms of the Biote A&R OA (as defined in the Definitive Proxy Statement), in each case, that may result in a Member (as defined in the Definitive Proxy Statement) owning more than 20% of the Company’s outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under Nasdaq rules. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,284,386	1,447,405	311,255	0

3.

Charter Proposal: The stockholders approved the Company’s proposed second amended and restated certificate of incorporation (the “proposed charter”), in connection with the Business Combination. The final voting tabulation for this proposal was as follows:

Class A common stock and Class B common stock voting together:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,284,386	1,447,405	311,255	0

Class A common stock voting as a separate class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,346,886	1,447,405	311,255	0

Class B common stock voting as a separate class:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,937,500	0	0	0

4.

Net Tangible Assets Proposal: The stockholders approved the proposal related to certain provisions contained in the proposed charter, which will remove requirements contained in the Company’s amended and restated certificate of incorporation (as amended through the date of the Definitive Proxy Statement, the “current charter”) that limit the Company’s ability to redeem shares of Class A common stock and consummate an initial business combination if the amount of such redemptions would cause the Company to have less than $5,000,001 in net tangible assets. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,119,170	1,612,621	311,255	0

5.

Advisory Charter Proposals: The stockholders approved the following proposals related to, on a non-binding advisory basis, certain material differences between the Company’s current charter and the proposed charter, which were presented in accordance with the requirements of the SEC as three separate sub-proposals:

A.	To elect not to be governed by Section 203 of the DGCL. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,905,585	1,612,621	3,524,840	0

B.	To change the name of the new public entity to “biote Corp.” from “Haymaker Acquisition Corp. III.” The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,236,417	1,612,621	3,194,008	0

C.

To, upon completion of the Business Combination, increase the authorized capital stock from 221,000,000 shares, consisting of 200,000,000 shares of Class A common stock, 20,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock, to 718,000,000 shares, which would consist of 708,000,000 shares of common stock, including 600,000,000 shares of Class A common stock, 8,000,000 shares of Class B common stock, 100,000,000 shares of Class V voting stock and 10,000,000 shares of preferred stock. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,864,531	4,504,312	1,674,203	0

6.	Incentive Plan Proposal: The stockholders approved the Incentive Plan (as defined in the Definitive Proxy Statement). The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,615,237	1,487,141	940,668	0

7.

ESPP Proposal: The stockholders approved the ESPP (as defined in the Definitive Proxy Statement), including the authorization of the initial share reserve under the ESPP. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,284,379	1,447,405	311,262	0

8.

Director Election Proposal: The stockholders approved the proposal to elect seven directors to serve staggered terms on the board of directors of the Company (the “Board”) until immediately following the 2023, 2024 and 2025 annual meetings of the Company’s stockholders, as applicable, and until their respective successors are duly elected and qualified. The final voting tabulation for this proposal was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen Powell	28,065,118	1,977,928	0
Dana Jacoby	29,731,784	311,262	0
Steven J. Heyer	28,065,118	1,977,928	0
Mark Cone	29,731,784	311,262	0
Andrew R. Heyer	25,549,313	4,493,733	0
Marc D. Beer	27,354,497	2,688,549	0
Teresa Weber	29,731,784	311,262	0

Item 7.01	Regulation FD Disclosure.

On May 24, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 24, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. III

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer

Date: May 24, 2022